Income Taxes (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Federal statutory rate	34.00%	34.00%
Tax expense at statutory rate	$ 2,990	$ 2,232
State tax, net of federal effect	27	7
Tax exempt income	(806)	(874)
Bank owned life insurance	(329)	(135)
Tax credits	0	(67)
Other	59	16
Total income tax expense	$ 1,941	$ 1,179